SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

Filed by Registrant [   ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:

[   ]     Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Sec. 240.14a-11(c)
or Sec. 240.14a-12

             MANAGED HIGH INCOME PORTFOLIO INC.
      (Name of Registrant as Specified In Its Charter)
                      Caren Cunningham
         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125  per  Exchange  Act  Rules  0-11(c)(1)(ii),  14a-
6(j)(1), or 14a-6(j)(2).
[   ]     $500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[   ]     Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

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   2)  Aggregate  number of securities to which  transaction
applies:

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  3) Per unit price or other underlying value of transaction computed pursuant to
     Exchange Act Rule 0-11:1

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  4) Proposed maximum aggregate value of transaction:

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  1    Set  forth  the  amount on which the  filing  fee  is
calculated and state how it was determined.

[   ]    Check  box  if  any part of the fee  is  offset  as
  provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
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  number,  or  the  Form or Schedule and  the  date  of  its
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  1) Amount Previously Paid:

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  2) Form, Schedule or Registration Statement No.:

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  3) Filing Party:

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  4) Date Filed:

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